UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

AMERICAN BATTERY MATERIALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 West Putnam Ave., Suite 400
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLTH	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

American Battery Materials Inc. (the “Company”)

June 17, 2025

Item 8.01 Other Events.

American Battery Materials Inc. (the “Company”) is pleased to provide an update on recent corporate developments:

Greenwich, CT – American Battery Materials, Inc. (OTC PINK: BLTH) (“ABM”), a U.S.-based company dedicated to advancing critical mineral resource development, today announced that it is expanding its strategic extraction efforts beyond lithium to include magnesium recovery at its flagship project in Utah’s Paradox Basin.

The Paradox Basin resource—already recognized for its lithium concentrations—also contains high levels of Magnesium. ABM’s mineral rights cover 743 claims across 14,260 acres, offering a unique opportunity to co-extract lithium and magnesium using advanced Direct Lithium Extraction (DLE) techniques.

“Expanding our efforts to recover magnesium is a natural progression of our mission to support the U.S. energy transition,” said David E. Graber, CEO of American Battery Materials. “With demand for lightweight metals growing across the defense, aerospace, and automotive industries, developing a domestic magnesium supply chain is vital for national competitiveness and sustainability.”

Magnesium, recently identified as a critical material by the U.S. Department of Energy and the Department of Defense, is essential in a variety of high-growth sectors including electric vehicles, electronics, biodegradable medical implants, and lightweight structural components.

ABM’s DLE-based approach is designed to efficiently recover both lithium and magnesium with minimal environmental impact. The company’s closed-loop extraction system returns the majority of extracted brine to its source, significantly reducing land usage and eliminating the need for open-pit mining or evaporation ponds.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY MATERIALS INC.

Date: June 17, 2025	By:	/s/ David E. Graber
David E. Graber
Chief Executive Officer

3